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                             SARA LEE CORPORATION
                             AMENDED AND RESTATED
                     1995 NON-EMPLOYEE DIRECTOR STOCK PLAN

                       ARTICLE I --- PURPOSE OF THE PLAN

     The purpose of the Sara Lee Corporation 1995 Non-Employee Director Stock Plan is to promote the long-term growth of Sara Lee Corporation by increasing the proprietary interest of Non-Employee Directors in Sara Lee Corporation and to attract and retain highly qualified and capable Non-Employee Directors.

                           ARTICLE II -- DEFINITIONS

     Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

     2.1 "ANNUAL RETAINER" means the annual cash retainer fee payable by the Corporation to a Non-Employee Director for services as a director of the Corporation, as such amount may be changed from time to time.

     2.2 "AWARD" means an award granted to a Non-Employee Director under the Plan in the form of Options or Shares, or any combination thereof.

     2.3 "BOARD" means the Board of Directors of Sara Lee Corporation.

     2.4 "CORPORATION" means Sara Lee Corporation.

     2.5 "FAIR MARKET VALUE" means, with respect to any date, the average between the highest and lowest sale prices per Share on the New York Stock Exchange Composite Transactions Tape on such date, provided that if there shall be no sale of Shares reported on such date, the Fair Market Value of a Share on such date shall be deemed to be equal to the average between the highest and lowest sale prices per Share on such Composite Tape for the last preceding date on which sales of Shares were reported.

     2.6 "OPTION" means an option to purchase Shares awarded under Article VIII or IX which does not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or any successor law.

     2.7 "OPTION GRANT DATE" means the date upon which an Option granted to a Non-Employee Director.

     2.8 "OPTIONEE" means a Non-Employee Director of the Corporation to whom an Option has been granted or, in the event of such Non-Employee Director's death prior to the expiration of an Option, such Non-Employee Director's executor, administrator,

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beneficiary or similar person, or, in the event of a transfer permitted by
Article VII hereof, such permitted transferee.

     2.9 "NON-EMPLOYEE DIRECTOR" means a director of the Corporation who is not an employee of the Corporation or any subsidiary of the Corporation.

     2.10 "PLAN" means the Sara Lee Corporation 1995 Non-Employee Director Stock Plan, as amended and restated from time to time.

     2.11 "STOCK AWARD DATE" means the date on which Shares are awarded to a Non-Employee Director.

     2.12 "SHARES" means Shares of the Common Stock, par value $1.33 1/3 per Share, of the Corporation.

     2.13 "STOCK OPTION AGREEMENT" means a written agreement between a Non-Employee Director and the Corporation evidencing an Option.

                  ARTICLE III --- ADMINISTRATION OF THE PLAN

     3.1 ADMINISTRATOR OF THE PLAN. The plan shall be administered by the Compensation and Employee Benefits Committee of the Board ("Committee").

     3.2 AUTHORITY OF COMMITTEE. The Committee shall have full power and authority to: (i) interpret and construe the Plan and adopt such rules and regulations as it shall deem necessary and advisable to implement and administer the Plan and (ii) designate persons other than members of the Committee to carry out its responsibilities, subject to such limitations, restrictions and conditions as it may prescribe, such determinations to be made in accordance with the Committee's best business judgment as to the best interests of the Corporation and its stockholders and in accordance with the purposes of the Plan. The Committee may delegate administrative duties under the Plan to one or more agents as it shall deem necessary or advisable.

     3.3 DETERMINATIONS OF COMMITTEE. A majority of the Committee shall constitute a quorum at any meeting of the Committee, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or a meeting of the Committee by a written consent signed by all members of the Committee.

     3.4 EFFECT OF COMMITTEE DETERMINATIONS. No member of the Committee or the Board shall be personally liable for any action or determination made in good faith with respect to the Plan or any Award or to any settlement of any dispute between a Non-Employee Director and the Corporation. Any decision or action taken by the Committee or the Board with respect to an Award or the administration or interpretation of the Plan shall be conclusive and binding upon all persons.

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                     ARTICLE IV --- AWARDS UNDER THE PLAN

     Awards in the form of Options shall be granted to Non-Employee Directors in accordance with Article VIII. Awards in the form of Options or Shares, or a combination thereof, may be granted to Non-Employee Directors in accordance with Article IX. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement. Each Option granted under the Plan shall provide for the grant of a replacement Option if (1) the purchase price of the Shares subject to the original Option is satisfied by surrendering (or attesting to the ownership of) Shares in accordance with Section 8.3 and (2) the Fair Market Value per Share on the date of exercise is not less than 125% of the purchase price per Share of the original Option. Each replacement Option shall (i) be an Option to purchase the number of Shares surrendered (either actually or by attestation), plus the number of Shares that the Optionee would have surrendered to pay withholding taxes, calculated as if such Optionee had been obligated to pay such taxes and had surrendered Shares to satisfy such obligation, (ii) be fully exercisable on and after that date which is six months after the Option Grant Date of the replacement Option,
(iii) have a purchase price per Share equal to 100% of the Fair Market Value per Share on the Option Grant Date of the replacement Option and (iv) have a term equal to the remaining term of the original Option. Notwithstanding the foregoing, replacement Options may be granted to a Non-Employee Director under this Article IV not more than twice in any calendar year.

                           ARTICLE V --- ELIGIBILITY

     Non-Employee Directors of the Corporation shall be eligible to participate in the Plan in accordance with Article VIII and IX.

                   ARTICLE VI --- SHARES SUBJECT TO THE PLAN

     Subject to adjustment as provided in Article XII, the aggregate number of Shares which may be issued upon the award of Shares and the exercise of Options shall not exceed 500,000 Shares. To the extent that Shares subject to an outstanding Option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such Option or by reason of the delivery of Shares (either actually or by attestation) to pay all or a portion of the exercise price of such Option, then such Shares shall again be available under the Plan.

                  ARTICLE VII --- TRANSFERABILITY OF OPTIONS

     Options granted under the Plan shall not be transferable or assignable other than by will or the laws of descent and distribution, except that the Committee may provide for the transferability of any particular Option in the manner set forth in the related Stock Option Agreement.

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                     ARTICLE VIII --- NON-ELECTIVE OPTIONS

     Each Non-Employee Director shall be granted Options, subject to the following terms and conditions:

     8.1 TIME OF GRANT. On the first business day of November of each year (or, if later, on the date on which a person is first elected or begins to serve as a Non-Employee Director), each person who is a Non-Employee Director and who is not the chair of a standing committee of the Board shall be granted an Option to purchase 5,000 Shares (which number shall be pro-rated if such Non-Employee Director is first elected or begins to serve as a Non-Employee Director on a date other than the date of an annual meeting of stockholders) and each Non-Employee Director who is the chair of a standing committee of the Board shall be granted an Option to purchase 5,500 Shares (of which the number 5,000 shall be pro-rated if such Non-Employee Director is first elected or begins to serve as a Non-Employee Director on a date other than the date of an annual meeting of stockholders, and the number 500 shall be pro-rated if such Non-Employee Director first begins to serve as a chairperson on a date other than the annual meeting of stockholders.

     8.2 PURCHASE PRICE. The purchase price per Share under each Option granted pursuant to this Article shall be 100% of the Fair Market Value per Share on the Option Grant Date.

     8.3 EXERCISE OF OPTIONS. Each Option shall be fully exercisable on and after that date which is six months after the Option Grant Date and, subject to Article X, shall not be exercisable prior to such date, provided, however, that an Option granted to an Optionee who is a resident of the Netherlands and subject to the personal income tax laws of the Netherlands may be exercisable immediately after the Option Grant Date. In no event shall the period of time over which the Option may be exercised exceed ten years from the Option Grant Date. An Option, or portion thereof, may be exercised in whole or in part only with respect to whole Shares.

     Shares shall be issued to the Optionee pursuant to the exercise of an Option only upon receipt by the Corporation from the Optionee of payment in full either in cash or by surrendering (or attesting to the ownership of) Shares together with proof acceptable to the Committee that such Shares have been owned by the Optionee for at least six months prior to the date of exercise of the Option, or a combination of cash and Shares, in an amount or having a combined value equal to the aggregate purchase price for the Shares subject to the Option or portion thereof being exercised. The Shares issued to an Optionee for the portion of any Option exercised by attesting to the ownership of Shares shall not exceed the number of Shares issuable as a result of such exercise (determined as though payment in full therefor were being made in cash) less the number of Shares for which attestation of ownership is submitted. The value of owned Shares submitted (directly or by attestation) in full or partial payment for the Shares purchased upon


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exercise of an Option shall be equal to the aggregate Fair Market Value of such owned Shares on the date of the exercise of such Option.


                  ARTICLE IX --- ELECTIVE OPTIONS AND SHARES

     Each Non-Employee Director shall be granted Options or Shares, or a combination thereof, subject to the following terms and conditions:

     9.1 GRANT OF OPTIONS OR SHARES. On the first day of November of each year, Options or Shares, or a combination thereof, shall be granted to each Non-Employee Director who, at least ten business days prior thereto, files with the Committee or its designee a written election to receive Options or Shares, or a combination thereof, in lieu of all or a portion of such Non-Employee Director's Annual Retainer. In the event a non-Employee Director does not file a written election in accordance with the preceding sentence, Options or Shares, or a combination thereof, shall be granted to such Non-Employee Director on the tenth business day (the "Effective Date") after the date such Non-Employee Director files with the Committee or its designee a written election to receive Options or Shares, or a combination thereof, in lieu of all or a portion of such Non-Employee Director's Annual Retainer; provided, however, that such election may apply only to the portion of such Non-Employee Director's Annual Retainer determined by multiplying such Non-Employee Director's Annual Retainer by a fraction, the numerator of which is the number of days from and including the Effective Date to and including the last day of the period for which such Annual Retainer would otherwise be payable, and the denominator of which is 365 or 366, as the case may be. An election pursuant to the first sentence of this Section 9.1 shall be irrevocable on and after the tenth business day prior to the date of grant of the Options or Shares, as the case may be. An election pursuant to the second sentence of this Section 9.1 shall be irrevocable.

     9.2 NUMBER AND TERMS OF OPTIONS. The number of Shares subject to an Option granted pursuant to this Article shall be the number of whole Shares equal to (i) the product of four (4) times the portion of the Annual Retainer which the Non-Employee Director has elected pursuant to Section 9.1 shall be payable in Options, divided by (ii) the Fair Market Value per Share on the Option Grant Date. Any fraction of a Share shall be disregarded and the remaining amount of such Annual Retainer shall be paid in cash. The purchase price per Share under each Option granted pursuant to this Article shall be 100% of the Fair Market Value per Share on the Option Grant Date. Each Option granted pursuant to this Article shall be exercisable in accordance with Section 8.3.

     9.3 NUMBER OF SHARES. The Number of Shares granted pursuant to this Article shall be the number of whole Shares equal to (i) the portion of the Annual Retainer which the Non-Employee Director has elected pursuant to
Section 9.1 shall be payable in Shares, divided by (ii) the Fair Market Value per Share on the Stock Award Date. Any fraction of a Share shall be disregarded and the remaining amount of such Annual Retainer shall be paid in cash. Upon an Award of Shares to a Non-Employee Director, the stock certificate representing such Shares shall be issued and transferred to the Non-

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Employee Director, whereupon the Non-Employee Director shall become a stockholder of the Corporation with respect to such Shares and shall be entitled to vote the Shares.

                        ARTICLE X --- CHANGE OF CONTROL

     10.1 EFFECT OF CHANGE OF CONTROL. Upon the occurrence of an event of "Change of Control", as defined below, any and all outstanding Options shall become immediately exercisable.

     10.2 DEFINITION OF CHANGE OF CONTROL. A "Change of Control" shall occur when:

     (a) a "Person" (which term, when used in this Section 10.2, shall have the meaning it has when it is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), but shall not include the Corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, or any corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of Voting Stock (as defined below) of the Corporation) is or becomes, without the prior consent of a majority of the Continuing Directors of the Corporation (as defined below), the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of Voting Stock (as defined below) representing twenty percent or more of the combined voting power of the Corporation's then outstanding securities; or

     (b) the stockholders of the Corporation approve a definitive agreement or plan to merge or consolidate the Corporation with or into another corporation (other than a merger or consolidation which would result in the Voting Stock (as defined below) of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation), or to sell, or otherwise dispose of, all or substantially all of the Corporation's property and assets, or to liquidate the Corporation; or

     (c) the individuals who are Continuing Directors of the Corporation (as defined below) cease for any reason to constitute at least a majority of the Board of the Corporation.

     The term "Continuing Director" means (i) any member of the Board who is a member of the Board on March 30, 1995 or (ii) any person who subsequently becomes a member of the Board whose nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors. The term "Voting Stock" means all capital stock of the Corporation which by its terms may be voted on all matters submitted to stockholders of the Corporation generally.


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                   ARTICLE XI --- AMENDMENT AND TERMINATION

     The Board may amend the Plan from time to time or terminate the Plan at any time; provided, however, that no action authorized by this Article shall adversely change the terms and conditions of an outstanding Option without the Optionee's consent.

                     ARTICLE XII --- ADJUSTMENT PROVISIONS

     12.1 If the Corporation shall at any time change the number of issued Shares without new consideration to the Corporation (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Shares) or make a distribution of cash or property which has a substantial impact on the value of issued Shares, the total number of Shares reserved for issuance under the Plan shall be appropriately adjusted and the number of Shares covered by each outstanding Option and the purchase price per Share under each outstanding Option and the number of Shares underlying Options to be issued annually pursuant to Section 8.1 shall be adjusted so that the aggregate consideration payable to the Corporation and the value of each such Option shall not be changed.

     12.2 Notwithstanding any other provision of the Plan, and without affecting the number of Shares reserved or available hereunder, the Committee shall authorize the issuance, continuation or assumption of outstanding Options or provide for other equitable adjustments after changes in the Shares resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Corporation is the continuing or surviving corporation, upon such terms and conditions as it may deem necessary to preserve Optionees' rights under the Plan.

     12.3 In the case of any sale of assets, merger, consolidation or combination of the Corporation with or into another corporation other than a transaction in which the Corporation is the continuing or surviving corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), any Optionee who holds an outstanding Option shall have the right (subject to the provisions of the Plan and any limitation applicable to the Option ) thereafter and during the term of the Option, to receive upon exercise thereof the Acquisition Consideration (as defined below) receivable upon the Acquisition by a holder of the number of Shares which would have been obtained upon exercise of the Option or portion thereof, as the case may be, immediately prior to the Acquisition. The term "Acquisition Consideration" shall mean the kind and amount of Shares of the surviving or new corporation, cash, securities, evident of indebtedness, other property or any combination thereof receivable in respect of one Share of the Corporation upon consummation of an Acquisition.

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                        ARTICLE XIII --- EFFECTIVE DATE

     The Plan shall be submitted to the stockholders of the Corporation for approval and, if approved by a majority of all the votes cash at the 1995 annual meeting of stockholders, shall become effective as of the date of approval by the Board. If stockholder approval is not obtained at the 1995 annual meeting of stockholders, the Plan shall be nullified.

     As adopted on March 30, 1995 and approved by the stockholders on October 26, 1995 and amended on January 30, 1997 and amended on June 26, 1997 and amended on April 30, 1998.